NUMBER                                                            SHARES

PMA

COMMON SHARES

                     Pioneer Tax Advantaged Balanced Trust

                                                              CUSIP 72388R 10 1

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

         A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF STATE OF DELAWARE
    THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL OWNERSHIP OF

Pioneer Tax Advantaged Balanced Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.


[PIONEER TAX ADVANTAGED BALANCED TRUST DELAWARE 2003 SEAL]

Dated:

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT
AND REGISTRAR,
BY

AUTHORIZED SIGNATURE


/s/  Vincent Nave
TREASURER

/s/ Osbert Hood
EXECUTIVE VICE PRESIDENT AND TRUSTEE


                      PIONEER TAX ADVANTAGED BALANCED TRUST

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
survivorship and not as tenants in common

UNIF GIFT MIN ACT -          Custodian
                    ---------          ----------
                    (Cust)                (Minor)

                    under Uniform Gifts to Minors

                    Act
                       --------------------------
                                (State)

         Additional abbreviations may also be used though not in the above list.

         For value received,               hereby sell, assign and transfer unto
                             -------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



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   (Please Print or Typewrite Name and Address Including Zip Code of Assignee)


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                                                                   Common Shares
-------------------------------------------------------------------
of Beneficial Ownership represented by the within certificate and do hereby irrevocably constitute and appoint


                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said Common Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:
       ----------------                         --------------------------------
                                                       Signature

                                                NOTICE: The signature to this
                                                assignment must correspond with
                                                the name as written upon the
                                                face of the Certificate, in
                                                every particular, without
                                                alteration or enlargement, or
                                                any change whatever.


Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.